UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
February 24, 2012

Blue Dolphin Energy Company

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-15905 (Commission File Number)	73-1268729 (IRS Employer Identification No.)

801 Travis Street, Suite 2100
Houston, TX 77002
(Address of principal executive office and zip code)

(713) 568-4725
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[    ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01             Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 24, 2012, Blue Dolphin Energy Company, a Delaware corporation (the “Company”), received notification that the NASDAQ Hearings Panel (the “Panel”) had determined to delist the Company’s common stock from the NASDAQ stock market (the “NASDAQ”), and to suspend trading in the Company’s common stock effective at the open of business on Tuesday, February 28, 2012, for failure to comply with NASDAQ Listing Rule 5110(a).  Thereafter, NASDAQ will file a Form 25-NSE with the Securities and Exchange Commission to complete the delisting.

As previously reported, on January 3, 2012, the Company was notified by the NASDAQ staff (the “Staff”) that it was in violation of NASDAQ Listing Rules 5620(a) and 5620(b) for failure to timely hold its stockholders’ annual meeting.  The Company requested a hearing, and submitted to the Panel a written submission detailing its compliance plan on January 18, 2012.  In that submission, the Company indicated that it had delayed holding its annual meeting in order to allow discussions relating to the proposed transaction with Lazarus Energy Holdings, LLC, a Delaware limited liability company (“LEH”), pursuant to which the Company would acquire all of the membership interests in Lazarus Energy, LLC, from LEH in exchange for the issuance of 8,426,456 of the Company’s common stock to LEH (the “Acquisition”).  On January 27, 2012, the Company held its annual stockholders’ meeting and obtained approval for the Acquisition.

The Staff determined that the Acquisition, which was completed on February 15, 2012, qualified as a “Business Combination” and that, pursuant to Rule 5110(a), the Company would have to apply and be approved for initial listing on a post-Acquisition basis.  The Company has submitted a listing application to Staff for the initial listing of the Company’s common stock on a post-Acquisition basis and continues to work with the Staff and provide additional information for the listing application as requested.  There can be no assurance that the Staff will approve the Company’s application to have its common stock listed on a post-Acquisition basis.

On February 27, 2012, the Company issued a press release announcing the quoting of its common stock on the OTCQX, a copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.  The Company has been advised that its shares will trade under its current symbol, “BDCO”.

Item 9.01             Financial Statements and Exhibits

(d)	Exhibits.

99.1	Blue Dolphin Energy Company Press Release Issued February 27, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           February 28, 2012

Blue Dolphin Energy Company

/s/Jonathan P. Carroll
Jonathan P. Carroll President and Chief Executive Officer (Principal Executive Officer)

Exhibit Index

99.1	Blue Dolphin Energy Company Press Release Issued February 27, 2012.